Supplement Dated June 8, 1998 to
                       COMBINED PROXY STATEMENT/PROSPECTUS
                               Dated May 15, 1998

                         THE AMERICAS INCOME TRUST INC.
                           HIGHLANDER INCOME FUND INC.
                             222 South Ninth Street
                        Minneapolis, Minnesota 55402-3804

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                            Oaks, Pennsylvania 19456
                                 1-800-637-2548


         The "Capitalization" section of the Combined Proxy
Statement/Prospectus, which appears on page 28, is hereby revised to read as follows:

         CAPITALIZATION. The following table sets forth the unaudited capitalization of the Piper Funds as of March 31, 1998 and as adjusted to give effect to the Reorganization of both XUS and HLA into Strategic Fund.


                                                               Strategic Fund
                                         XUS        HLA      Pro Forma Combined
                                         ---        ---      ------------------

  Net assets (in thousands)            $60,118    $29,515          $89,633

  Net asset value per share             $9.62     $14.84           $10.00

  Shares outstanding (in thousands)     6,251      1,989            8,963


Based on the above capitalization table, shareholders holding one share of XUS or HLA would receive .96 or 1.48 shares, respectively, of Strategic Fund, upon effectiveness of the Reorganization.

         The pro forma financial information above is based on the assumption that shareholders of both XUS and HLA will approve the Reorganization. In the event that only shareholders of XUS approve the Reorganization, the pro forma combined net assets of Strategic Fund will be approximately $60,118,000 and, based on a net asset value per share of $10.00, the number of shares outstanding will be approximately 6,011,800. In the event that only shareholders of HLA approve the Reorganization, the pro forma combined net assets of Strategic Fund will be approximately $29,515,000 and, based on a net asset value per share of $10.00, the number of shares outstanding will be approximately 2,951,500.